UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2007

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada

(State or other jurisdiction of incorporation)

000-25705	98-0110412
(Commission File Number)	(I.R.S. Employer Identification No.)

39 Manning Road, Billerica, Massachusetts 01821

(Address of principal executive offices, including zip code)

(978) 439-5511

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 5, 2007, GSI Group Inc. (the “Company”) issued a press release announcing a plan to expand its China manufacturing operations and restructure its UK manufacturing operations. As part of this press release, the Company also announced expected fourth quarter bookings of $81.7 million. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On February 1, 2007, the Company’s Board of Directors committed to expanding the Company’s manufacturing operations in China and restructuring its manufacturing operations in the United Kingdom. This move is part of the Company’s overall plan to expand its presence in Asia and increase profitability. The Precision Technology Segment will be moving additional laser and high speed air bearing spindle manufacturing from two UK facilities to the Company’s Suzhou, China facility. The Company will reduce manufacturing capacity at its UK facilities, streamline operations and discontinue production of selected low volume legacy product lines after consultation with customers. The Company expects to complete the manufacturing transfer and related restructuring by the end of 2007. The Company expects to record restructuring charges during 2007 in the range of $4.5 million to $5.0 million and potential inventory write offs related to product consolidation activities of $2.0 million to $2.5 million. The restructuring charges are projected to include approximately $2.4 million in termination benefits, $1.4 million in capital asset write offs, $0.5 million in costs associated with the manufacturing transition to Suzhou and $0.4 million in impairment charges related to facility consolidations. Once completed, the plan is expected to generate annualized pre-tax benefits in the range of $5.0 million to $6.0 million. The Company estimates future cash expenditures related to this plan to be in the range of $2.8 million to $3.1 million. Further details of the restructuring action are included in the Company’s press release issued on February 5, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release issued February 5, 2007.

SAFE HARBOR REGARDING FORWARD LOOKING STATEMENTS.

This Form 8-K (including the Exhibits hereto) contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements do not constitute guarantees of future performance. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. More information about potential factors that could affect the Company’s business and financial results are included in Company’s Securities and Exchange Commission filings (available at http://www.sec.gov and http://gsig.com). The Company assumes no obligation to update any forward-looking information contained in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI GROUP INC.

(Registrant)

Date: February 6, 2007

By:  /s/  Daniel J. Lyne

        Daniel J. Lyne

        Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued February 5, 2007.